EXHIBIT 10.4

                       FIRST AMENDMENT
                           TO THE
   IR DIRECTOR DEFERRED COMPENSATION AND STOCK AWARD PLAN


       WHEREAS,   Ingersoll-Rand  Company,  a   New   Jersey
corporation, adopted the IR Director Deferred Compensation and Stock Award Plan (the "Plan") which was originally effective on January 1, 1997; and

      WHEREAS, the Plan has been amended and restated most recently effective
January 1, 2001; and

      WHEREAS, Ingersoll-Rand Company reserved the right at any time and from time to time to amend the Plan in accordance with Section 8.1 of the Plan; and

     WHEREAS, Ingersoll-Rand Company, acting on authority of its Board of Directors and shareholders, desires to amend the Plan.

     NOW, THEREFORE, the Plan shall be amended in the following respects effective as of the date hereof or such other dates noted below:

     1. As of the Effective Time the name of the Plan is hereby changed to IR-Limited Director Deferred Compensation and Stock Award Plan, and Ingersoll Rand Company Limited hereby assumes the rights and obligations of Ingersoll-Rand Company under the Plan and shall become the Plan sponsor. All references to the "Company" shall become references to Ingersoll-Rand Company Limited.

     2. Section 1 of the Plan is hereby amended as of the Effective Time to read as follows in its entirety:

           "The  purpose of the IR-Limited Director Deferred
Compensation  and  Stock  Award Plan   (the  "Plan")  is  to
further increase the mutuality of interest between Ingersoll-Rand Company Limited, a Bermuda company (as of the Effective Time, the "Company"), its non-employee members of the Board ("Non-employee Directors") and members by providing its Non-employee Directors the opportunity to elect to defer receipt of cash compensation. The Plan, originally known as the Ingersoll-Rand Company Directors Deferred Compensation and Stock Award Plan, became effective on January 1, 1997, was amended and restated effective January 1, 2001, and was
subsequently amended as of December     , 2001."

     3. Section 2.12 of the Plan is hereby amended and restated in its entirety to read as follows as of the Effective Time:

          "2.12 `IR Stock' means the Class A common shares, par value $1.00 per share, of the Company."

     4.   Section 2 of the Plan is hereby amended to include
the    following   definitions   in   proper    alphabetical
progression:

           "2.8A `Effective Time' means the Effective Time as such term is defined in the Merger Agreement."

           "2.13A `Merger Agreement' means that certain Agreement and Plan of Merger among Ingersoll-Rand Company, Ingersoll-Rand Company Limited, and IR Merger Corporation dated as of October 31, 2001, pursuant to which Ingersoll-Rand Company will become an indirect wholly-owned subsidiary of Ingersoll-Rand Company Limited."

     5. Section 6.4(4) of the Plan, "Change in Control", is hereby amended by adding the following subparagraph (d) to the end thereof:

          "(d) Notwithstanding any provision of this Section
6.4 or any other provision of the Plan to the contrary, none of the transactions contemplated by the Merger Agreement which are undertaken by (i) Ingersoll-Rand Company or its affiliates prior to or as of the Effective Time or
(ii) Ingersoll-Rand Company Limited or its affiliates on or after the Effective Time shall trigger, constitute or be deemed a Change in Control."

     6. Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.


     IN   WITNESS   WHEREOF,  Ingersoll-Rand   Company   and
Ingersoll-Rand   Company  Limited  have   had   their   duly
authorized   representatives   sign   this   Amendment    on
December 21, 2001.




                         INGERSOLL-RAND COMPANY


                         By:  /S/
                              Ronald G. Heller
                              Vice President and Secretary


                         INGERSOLL-RAND COMPANY LIMITED


                         By:  /S/
                              Patricia Nachtigal
                              Senior Vice President and
                              General Counsel